FORM OF
                AMERICOLD SERVICES CORPORATION SECURITY AGREEMENT

                  SECURITY AGREEMENT dated as of October 31, 1997 (this "Agreement"), between Americold Services Corporation, a Delaware corporation (the "Assignor"), and Goldman Sachs Mortgage Company, a New York limited partnership, in its capacity as Agent under that certain Credit Agreement described below (the "Agent").

                              W I T N E S S E T H:

                  WHEREAS, pursuant to a certain Credit Agreement dated as of October 30, 1997 (as at any time amended, modified or supplemented, the "Credit Agreement"), among Assignor, Americold Corporation, an Oregon corporation ("Americold"), Vornado Crescent Portland Partnership, a Delaware general partnership (the "Joint Venture"), Goldman Sachs Mortgage Company, a New York limited partnership, as Agent and as Lender, and the other Lenders from time to time a party thereto, the Lenders have agreed, subject to all of the terms and conditions therein set forth, to make a loan to Joint Venture and loans to Americold in the aggregate principal amount of up to $ 379.6 million (collectively, the "Loan") (any capitalized term used but not defined herein shall have the meaning given such term in the Credit Agreement);

                  WHEREAS, Assignor is a wholly-owned subsidiary of Americold and, as such, will receive benefits from the above-described Loan;

                  WHEREAS, Assignor is Guarantor under the Credit Agreement, and, as such, has unconditionally guaranteed any and all Obligations (as defined herein) under the Loan Documents;

                  WHEREAS, in connection with the making of the Loan under the Credit Agreement and as security for the payment of the Secured Obligations (as defined in the Credit Agreement and herein called the "Obligations"), Agent on behalf of the Lenders is requiring that Assignor execute and deliver this Agreement and grant the security interests contemplated hereby, and Assignor desires to assign all of its rights, title and interest in and to the Collateral (as hereinafter defined) to Agent on behalf of the Bank as additional collateral for the payment in full of the Obligations.

                  NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, and to induce the Lenders and Agent to execute and deliver the Credit Agreement and the other Loan Documents and to induce the Lenders to make the Loan, it is agreed as follows:

                                   Article I.

                                   DEFINITIONS

                  SECTION 1.1. Definition of Terms Used Herein. All capitalized terms used but not defined herein shall have the meanings set forth in the other Loan Documents.

                  SECTION 1.2. Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

                  "Account Debtor" shall mean any person who is or who may become obligated to the Assignor under, with respect to or on account of an Account.

                  "Accounts" shall mean, with respect to the Assignor, any and all right, title and interest of the Assignor to payment for goods and services sold or leased (exclusive of any liabilities of the Assignor with respect thereto), including any such right evidenced by chattel paper, whether due or to become due, whether or not it has been earned by performance, and whether now or hereafter acquired or arising in the future, including, without limitation, accounts receivable from Affiliates of the Assignor.

                   "Accounts Receivable" shall mean, with respect to the Assignor, all right, title and interest of the Assignor to all "accounts", as such term is defined in the Uniform Commercial Code, and to Accounts and all of the Assignor's right, title and interest in any returned goods, together with all rights, titles, securities and guaranties with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, whether due or to become due, whether now or hereafter arising in the future.

                  "Agent" shall mean the agent, if any, for the Lenders under the Credit Agreement.

                  "Collateral" shall shall mean all (a) Accounts Receivable, (b) Documents, (c) Equipment (including, without limitation, Fixtures), (d) General Intangibles, (e) Inventory, (f) Instruments, (g) Proceeds, (h) Investment Property as defined in the Uniform Commercial Code, including the capital stock (and all rights relating thereto, including rights to dividends, to vote and to all distributions of any Person, including the Persons set forth on Schedule III hereto) and (i) Collection Deposit Accounts and all other cash and cash accounts; provided, that, as to any particular item described in clauses (a) through (i) above, (i) whether or not there shall exist a Lien on such item under any other agreement, if the creation of a Lien hereunder on such item would violate the terms of any agreement listed below (a "Listed Agreement"), the Lien hereunder shall not attach to such item (which shall not constitute "Collateral" subject hereto until attachment) until the earlier of (x) the repayment of the indebtedness incurred under such Listed Agreement secured by such item and, if applicable, the termination of any further commitment to lend and (y) the time such violation would no longer exist, and (ii) if the item is subject to a perfected Lien thereon on the date hereof created under any Listed Agreement, the Lien created by this Agreement shall not attach to such item until the earlier of (x) the release of such item from the Lien of such other agreement and (y) the indebtedness under such other agreement secured by such item shall have been repaid. The Listed Agreements are: (a) the Amended and Restated Indenture dated as of March 9, 1993, as amended, between Americold Corporation, as issuer, and Fleet National Bank, formerly known as Shawmut Bank Connecticut, as Trustee, (b) the $34 Million Credit Documents, which are listed on Schedule III hereto and (c) the Credit Agreement, dated as of June 19, 1995, between Americold Corporation and the United States National Bank of Oregon for $27,500,000.

                   "Collection Deposit Account" shall mean a lockbox account of the Assignor maintained for the benefit of the Secured Parties with the Agent pursuant to Article V or with a Sub-Agent pursuant to a Lockbox Agreement.

                  "Collection Deposit Account Activation Date" shall have the meaning given to it in Section 5.1.

                  "Credit Agreement" shall have the meaning as set forth in the first Whereas clause hereunder.

                  "Default" shall mean any "Default" as defined in the Credit Agreement.

                  "Documents" shall mean all instruments, files, records, ledger sheets and documents covering or relating to any of the Collateral.

                  "Equipment" shall mean all "equipment", as such term is defined in the Uniform Commercial Code, and all equipment, machinery, apparatus, furniture and furnishings, conveyors, rolls, attachments, storage and handling equipment, automotive equipment, motor vehicles, trucks, trailers, boats, vessels, aircraft and rolling stock and parts thereof and all other tangible personal property similar to any of the foregoing, including tools, parts and supplies of every kind and description, and all improvements, accessions or appurtenances thereto, that are now or hereafter owned by the Assignor. The term "Equipment" shall include Fixtures.

                  "Event of Default" shall mean any "Event of Default" as defined in the Credit Agreement.

                   "Fixtures" shall mean all items of Equipment, whether now owned or hereafter acquired, of the Assignor that become so related to particular real estate that an interest in them arises under any real estate law applicable thereto.

                  "General Intangibles" shall mean all "general intangibles", as such term is defined in the Uniform Commercial Code, and all chooses in action and causes of action and all other assignable intangible personal property of the Assignor of every kind and nature (other than Accounts Receivable) now owned or hereafter acquired by the Assignor, including corporate or other business records, indemnification claims, customer lists, contract rights (including rights under leases, whether entered into as lessor or lessee, but excluding rights under any agreement in existence on the date hereof as to which the granting of the security interest granted hereby would constitute a breach), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to the Assignor to secure payment by an Account Debtor of any of the Accounts Receivable.

                  "Indemnitee" shall mean any "Indemnitee" as defined in the Credit Agreement.

                  "Instruments" shall mean all "instruments," "chattel paper," and "letters of credit" (each as defined in the Uniform Commercial Code), including, but not limited to, promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by the Assignor.

                  "Inventory" shall mean all "inventory", as such term is defined in the Uniform Commercial Code, and all goods of the Assignor, whether now owned or hereafter acquired, held for sale or lease, or furnished or to be furnished by the Assignor under contracts of service, or consumed in the Assignor's business, including raw materials, intermediates, work in process, packaging materials, finished goods, semi-finished inventory, scrap inventory, manufacturing supplies and spare parts, and all such goods that have been returned to or repossessed by or on behalf of the Assignor.

                  "Intellectual Property" shall mean all intellectual and similar property of the Assignor of every kind and nature now owned or hereafter acquired by the Assignor, including inventions, designs, patents, patent applications, copyrights, copyright registrations, applications to register copyrights, Licenses, trademarks and service marks and the goodwill associated therewith, trademark or service mark applications, trade names, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

                  "Lenders" shall mean the lenders party from time to time to the Credit Agreement.

                  "License" shall mean any patent license, copyright license, trademark license or other license or sublicense to which the Assignor is or becomes a party, including those listed on Schedule I (other than those license agreements in existence as of the date hereof and listed on Schedule I, and those license agreements entered into after the date hereof, that by their terms prohibit assignment or a grant of a security interest by the Assignor as licensee thereunder).

                  "Loan Documents" shall mean the Loan Documents (as such term is defined in the Credit Agreement).

                   "Lockbox Agreement" shall mean the lockbox agreement and/or amended and restated lockbox agreement among the Assignor, the Agent and a Sub-Agent (as defined in the Lockbox Agreement), in a form as the Agent may specify.

                  "Notes" shall have the meaning assigned to such term in the Credit Agreement.

                  "Obligations" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

                  "Proceeds" shall mean any consideration received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property that constitutes Collateral, and shall include (a) all cash and negotiable instruments received or held on behalf of the Agent pursuant to the Lockbox Agreement or any other lockbox or similar arrangement relating to the payment of Accounts Receivable and Inventory and (b) any claim of the Assignor against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (i) past, current or future infringement of any patent now or hereafter owned by the Assignor or licensed under a patent license, (ii) past, current or future breach of any License, (iii) past, current or future infringement of any copyright now or hereafter owned by the Assignor or licensed under a copyright license and
(iv) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                  "Secured Parties" shall mean the Agent and the Lenders and the successors and assigns of each of the foregoing.

                  "Security Interest" shall have the meaning assigned to such term in Section 2.1.

                  "Sub-Agent" shall mean a financial institution that shall have delivered to the Agent an executed Lockbox Agreement.

                  "Uniform Commercial Code" shall mean the Uniform Commercial Code of the State of New York, or other applicable jurisdiction, as in effect from time to time.

                  SECTION   1.3.   Rules  of   Interpretation.   The   rules  of
interpretation specified in Section 1.2 of the Credit Agreement shall be applicable to this Agreement.

                                   ARTICLE II.

                                SECURITY INTEREST

                  SECTION 2.1. Security Interest. As security for the payment or performance, as the case may be, of the Obligations, the Assignor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Agent, its successors and its assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all of the Assignor's right, title and interest in, to and under the Collateral (the "Security Interest"). Without limiting the foregoing, the Agent is hereby authorized to file one or more financing statements (including fixture filings), continuation statements, filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by the Assignor, without the signature of the Assignor, naming the Assignor as debtor and the Agent as secured party.

                  To the extent permitted by law, the lien of the Security Interest hereunder shall attach to the Collateral immediately.

                  The Assignor agrees at all times to keep accurate and complete accounting records with respect to the Collateral, including a record of all payments and Proceeds received in respect thereof.

                  SECTION 2.2. No Assumption of Liability. The Security Interest is granted as security only and shall not subject the Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of the Assignor with respect to or arising out of any of the Collateral.

                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES

                  The Assignor represents and warrants to and with the Agent and each other Secured Party that:

                  SECTION 3.1. Title and Authority. The Assignor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval that has been obtained.

                  SECTION 3.2. Filings. The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein is correct and complete. Fully executed Uniform Commercial Code financing statements (other than fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Collateral have been delivered to the Agent for filing in each governmental, municipal or other office specified in Schedule 6 to the Perfection Certificate, which are all the filings, recordings and registrations that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Agent (for the benefit of the Secured Parties) in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration under the UCC in the United States (or any political subdivision thereof) and its territories and possessions, except for farm equipment, timber, minerals, fixtures, or collateral whose ownership interest is evidenced by a certificate or other instrument, or vehicle titles, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.

                  SECTION 3.3. Validity of Security Interest. The Security Interest constitutes (a) a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations and (b) subject to the filings described in Section 3.2 above, a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code, except for farm equipment, timber, minerals, fixtures, or collateral whose ownership interest is evidenced by a certificate or other instrument, or vehicle titles. The Security Interest is and shall be prior to any other Lien on any of the Collateral, other than Liens expressly permitted to be prior to the Security Interest pursuant to
Section 6.2 of the Credit Agreement.

                  SECTION 3.4. Absence of Other Liens. The Collateral is owned by the Assignor free and clear of any Lien, except for Liens expressly permitted pursuant to Section 6.2 of the Credit Agreement. Other than as contemplated hereby, the Assignor has not filed or consented to the filing of (a) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Collateral, (b) any assignment in which the Assignor assigns any Collateral or any security agreement or similar instrument covering any Collateral with the United States Patent and Trademark Office or the United States Copyright Office nor (c) any assignment in which the Assignor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office.

                                   ARTICLE IV.

                                    COVENANTS

                  SECTION 4.1. Change of Name; Location of Collateral; Records; Place of Business. (a) The Assignor agrees promptly to notify the Agent of any change (i) in its corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility) or (iii) in its identity or corporate structure. The Assignor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral. The Assignor agrees promptly to notify the Agent if any material portion of the Collateral is damaged or destroyed.

                  (b) The Assignor agrees to maintain, at its own cost and expense, complete and accurate records with respect to the Collateral owned by it and, at such time or times as the Agent may request, promptly to prepare and deliver to the Agent a duly certified schedule or schedules in form and detail satisfactory to the Agent showing the identity, amount and location of any and all Collateral.

                  SECTION 4.2. Periodic Certification. Each quarter, commencing with the quarter ending on June 30, 1998, at the time of delivery of quarterly financial statements by the Assignor with respect to the preceding fiscal quarter pursuant to Section 5.1(b) of the Credit Agreement, the Assignor shall deliver to the Agent a certificate executed by a Financial Officer of the Assignor (a) setting forth the information required pursuant to Section 2 of the Perfection Certificate, (b) certifying that all Uniform Commercial Code financing statements (including fixture filings, as applicable), filings with the United States Patent and Trademark Office and appropriate state offices with respect to state registered trademarks or the United States Copyright Office, or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (a) above to the extent necessary to protect and perfect the Security Interest for a period of not less than 18 months after the date of such certificate, (c) setting forth, with respect to each filing, recording or registration (including each refiling, rerecording or reregistration) made since the date of the Perfection Certificate or the most recent certificate delivered pursuant to this Section 4.2, the filing office, date and file number thereof, (d) attaching true, correct and complete acknowledgment copies of each such filing, recording or registration not theretofore delivered to the Agent and (e) stating that he has consulted with its legal counsel as to the matters set forth in such certificate.

                  SECTION 4.3. Protection of Security. The Assignor shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral against all persons and to defend the Security Interest of the Agent in the Collateral and the priority thereof against any Lien not expressly permitted under the Credit Agreement.

                  SECTION 4.4. Instruments. The Assignor shall deliver and pledge to the Agent all Instruments ((i) but only with respect to any Instrument representing in excess of $250,000 of indebtedness and (ii) at any time during the continuance of an Event of Default) and other property, the perfection of a security interest in which requires possession pursuant to the Uniform Commercial Code, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent, promptly upon the Assignor's receipt thereof. The Assignor shall mark conspicuously all chattel paper with a legend in form and substance satisfactory to the Agent, indicating that such chattel paper is subject to the Liens of the Security Interest.

                  SECTION 4.5. Further Assurances. The Assignor agrees, at its expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents (including filings with the United States Patent and Trademark Office or the United States Copyright Office) and take all such actions as the Agent or any of the other Secured Parties may from time to time request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith.

                  SECTION 4.6. Inspection and Verification. The Agent and such persons as the Agent may reasonably designate shall have the right, at any reasonable time or times and at the Assignor's own cost and expense, to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss the Assignor's affairs with the officers of the Assignor and its independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of or any other matter relating to, the Collateral, including, in the case of Accounts or Collateral in the possession of any third party, by contacting Account Debtors or the third party possessing such Collateral for the purpose of making such a verification. The Agent shall have the absolute right to share any information it gains from such inspection or verification with any other Secured Party.

                  SECTION 4.7. Taxes; Insurance; Encumbrances. At its option, the Agent may discharge past due taxes, assessments, charges, fees, liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted under the Loan Documents, and may pay for insurance on or the maintenance and preservation of the Collateral to the extent the Assignor fails to do so as required by this Agreement or the other Loan Documents, and the Assignor agrees to reimburse the Agent on demand for any payment made or any expense incurred by the Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 4.7 shall be interpreted as excusing the Assignor from the performance of, or imposing any obligation on, the Agent or any other Secured Party to cure or perform, any covenants or other promises of the Assignor with respect to insurance, taxes, assessments, charges, fees, liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

                  SECTION 4.8. Assignment of Security Interest. If at any time the Assignor shall take and perfect a security interest in any property of an Account Debtor or any other person to secure payment and performance of an Account, the Assignor shall promptly notify the Agent and, following request of the Agent, assign such security interest to the Agent. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other person granting the security interest.

                  SECTION  4.9.  Continuing  Obligations  of the  Assignor.  The
Assignor shall remain liable to, at its own cost and expense, duly and punctually, observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and the Assignor agrees to indemnify and hold harmless the Agent and the other Secured Parties from and against any and all liability for such performance.

                  SECTION 4.10. Use and Disposition of Collateral. The Assignor may use but not dispose of the Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the respective Credit Agreement or any Loan Document, except that the Assignor may dispose of Collateral to the extent disposal would not be prohibited by provisions of the Loan Documents.

                  SECTION 4.11. Limitation on Modification of Accounts. The Assignor will not, without the Agent's prior written consent, grant any extension of the time of payment of any of the Accounts Receivable, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business. After a Default or an Event of Default shall have occurred and during the continuance thereof, the Agent may notify the Assignor not to grant or make any such extension, credit, discount, compromise, or settlement under any circumstances without its prior written consent, in which case the Assignor shall cease to grant or make any of the same.

                                   ARTICLE V.

                                   COLLECTIONS

                  SECTION 5.1. Collection Deposit Accounts. (a) If requested by the Agent at any time, the Assignor shall establish and shall maintain one or more Collection Deposit Accounts with the Agent or with any financial institution that (i) is satisfactory to the Agent and (ii) enters into the Lockbox Agreement. The provisions of this Article V shall apply only from and after the date (the "Collection Deposit Account Activation Date") which is the earlier of (x) the date of such request or the date of any Default or Event of Default.

                  (a)(b) Unless and until the Collection Deposit Accounts are converted to closed lockbox accounts pursuant to paragraph (c) below, the Assignor may at any time withdraw any of the funds contained in a Collection Deposit Account of the Assignor for use, subject to the provisions of the Loan Documents, for general corporate purposes.

                  (c) Effective upon notice to the Assignor from the Agent after the occurrence and during the continuance of an Event of Default (which notice may be given by telephone if promptly confirmed in writing), each Collection Deposit Account will, without any further action on the part of the Assignor, the Agent or any Sub-Agent, convert into a closed lockbox account under the exclusive dominion and control of the Agent in which funds are held subject to the rights of the Agent hereunder. The Assignor shall thereafter have no right or power to withdraw any funds from any Collection Deposit Account without the prior written consent of the Agent until all Events of Default are cured or waived. The Assignor irrevocably authorizes the Agent to notify each Sub-Agent
(i) of the occurrence of an Event of Default and (ii) of the matters referred to in this paragraph (c). Following the occurrence of an Event of Default, the Agent may instruct each Sub-Agent to transfer immediately all funds held in each Collection Deposit Account to an account maintained with the Agent.

                  SECTION 5.2. Collections. (a) From and after the Collection Deposit Account Activation Date, the Assignor agrees, upon the request of the Agent, to notify and direct promptly each Account Debtor and every other person obligated to make payments with respect to the Accounts Receivable and Inventory to make all such payments to a Collection Deposit Account established by it. The Assignor shall use all reasonable efforts to cause each Account Debtor and every other person identified in the preceding sentence to make all payments with respect to the Accounts Receivable and Inventory directly to such Collection Deposit Account.

                  (b) In the  event  that any  Assignor  directly  receives  any remittances on Accounts Receivable or Inventory, notwithstanding the arrangements for payment directly into the Collection Deposit Accounts, such remittances shall be held in trust for the benefit of the Agent and the other Secured Parties and shall be segregated from other funds of the Assignor, subject to the Security Interest granted hereby, and the Assignor shall cause such remittances and payments to be deposited into the applicable Collection Deposit Account as soon as practicable after the Assignor's receipt thereof.

                  SECTION 5.3. Power of Attorney. The Agent is hereby appointed by the Assignor as the true and lawful agent and attorney-in-fact of the Assignor, and in such capacity the Agent shall have the right, with power of substitution for the Assignor and in the Assignor's name or otherwise, for the use and benefit of the Agent and the other Secured Parties, upon the occurrence and during the continuance of an Event of Default, (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of the Assignor on any invoice or bill of lading relating to any of the Collateral;
(d) to send verifications of Accounts Receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require the Assignor to notify, Account Debtors to make payment directly to the Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Agent or any other Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Agent or any other Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Agent or any other Secured Party with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Assignor or to any claim or action against the Agent or any other Secured Party. It is understood and agreed that the appointment of the Agent as the agent and attorney-in-fact of the Assignor for the purposes set forth above is coupled with an interest and is irrevocable. The provisions of this Section 5.3 shall in no event relieve the Assignor of any of its obligations hereunder or under the other Loan Documents with respect to the Collateral or any part thereof or impose any obligation on the Agent or any other Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Agent or any other Secured Party of any other or further right that it may have on the date of this Agreement or hereafter, whether hereunder, under any other Financing Document, by law or otherwise. Any sale pursuant to the provisions of this Section 5.3 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions.

                                   ARTICLE VI.

                                    REMEDIES

                  SECTION 6.1. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, the Assignor agrees to deliver each item of Collateral to the Agent on demand, and it is agreed that the Agent shall have the right (subject to applicable law) to take any of or all the following actions at the same or different times: (a) with respect to any Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Collateral by the Assignor to the Agent, or to license or, to the extent permitted by applicable law, sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without previous notice or demand for performance, to take possession of the Collateral (and temporary possession of any non-Collateral in connection with any such repossession, with the right to store, at the Assignor's expense and risk, such non-Collateral) and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, the Assignor agrees that the Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Agent shall deem appropriate. The Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Assignor, and the Assignor hereby waives (to the fullest extent permitted by applicable law) all rights of redemption, stay and appraisal that the Assignor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

                  The Agent shall give the Assignor 10 days' written notice (which the Assignor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Agent may (in its sole and absolute discretion) determine. The Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Agent until the sale price is paid by the purchaser or purchasers thereof, but the Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Section 6.1, any Secured Party may bid for or purchase, free (to the fullest extent permitted by applicable law) from any right of redemption, stay, valuation or appraisal on the part of the Assignor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from the Assignor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Assignor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Agent shall be free to carry out such sale pursuant to such agreement and the Assignor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full; provided, however, that in the event the Obligations shall have been paid in full, the Assignor shall be entitled to the return of the proceeds of the sale of any such Collateral to the extent not applied to payment of the Obligations. As an alternative to exercising the power of sale herein conferred upon it, the Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 6.1 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions. The Assignor will remain liable for any deficiency in the payment of the Obligations.

                  SECTION 6.2. Application of Proceeds. The Agent shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:

                  FIRST, to the payment of all costs and expenses incurred by the Agent (in its capacity as such hereunder or under any other Loan Document) in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including all court costs and the fees, other charges and expenses of its agents and legal counsel, the repayment of all advances made by the Agent hereunder or under any other Loan Document on behalf of the Assignors and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

                  SECOND, to the payment of the Secured Obligations in such order as the Agent may determine in its sole discretion; and

                  THIRD, to the Assignor, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt by the Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Agent or such officer or be answerable in any way for the misapplication thereof.

                  SECTION 6.3. Grant of License to Use Intellectual Property. For the purpose of enabling the Agent to exercise rights and remedies under this
Section 6.3 at such time as the Agent shall be lawfully entitled to exercise such rights and remedies, the Assignor hereby grants to the Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Assignor) to use, license or sub-license any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by the Assignor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Agent shall be exercised, at the option of the Agent, upon the occurrence and during the continuation of an Event of Default, provided that any license, sub-license or other transaction entered into by the Agent in accordance herewith shall be binding upon the Assignor notwithstanding any subsequent cure of an Event of Default.

                                  ARTICLE VII.

                                  MISCELLANEOUS

                  SECTION 7.1. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.5 of the Credit Agreement. All communications and notices hereunder to the Agent shall be given to it at its address set forth in
Schedule II hereto.

                  SECTION 7.2. Absolute and Unconditional Obligations.. All rights of the Agent hereunder, the Security Interest and all obligations of the Assignor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of any Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from any Credit Transaction Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other Collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Assignor in respect of the Obligations or in respect of this Agreement (other than the indefeasible payment in full of all the Obligations). The Agent may resort to the Assignor hereunder for the payment of the Obligations whether or not the Agent shall have resorted to any other property of any person securing the Obligations or shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the Obligations.

                  SECTION 7.3. Survival of Agreement. All covenants, agreements, representations and warranties made by the Assignor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of the Notes, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on, or any other fee or amount payable under or in respect of, any Note or this Agreement or, without duplication of the foregoing, under any of the other Loan Documents is outstanding and unpaid.

                  SECTION 7.4. Binding Effect; Assignments. This Agreement shall become effective as to the Assignor when a counterpart hereof executed on behalf of the Assignor shall have been delivered to the Agent and a counterpart hereof shall have been executed on behalf of the Agent, and thereafter shall be binding upon the Assignor and the Agent and their respective successors and assigns, and shall inure to the benefit of the Assignor, the Agent and the other Secured Parties and their respective successors and assigns, except that the Assignor shall not have the right to assign its rights hereunder or any interest herein or in the Collateral (and any such attempted assignment shall be void) except as expressly contemplated by this Agreement or the other Loan Documents.

                  SECTION  7.5.   Successors  and  Assigns.   Whenever  in  this
Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Assignor or the Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

                  SECTION 7.6. Agent's Fees and Expenses; Indemnification. (a) The Assignor agrees to pay upon demand to the Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts or agents, that the Agent may incur in connection with (i) the administration of this Agreement (including the customary fees of the Agent for any audits conducted by it with respect to the Accounts Receivable or

Inventory), (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Agent hereunder or (iv) the failure of the Assignor to perform or observe any of the provisions hereof. If the Assignor shall fail to do any act or thing that it has covenanted to do hereunder or any representation or warranty of the Assignor hereunder shall be breached, the Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach and there shall be added to and deemed part of the Obligations the cost or expense incurred by the Agent in so doing.

                  (b) Without limitation of its indemnification obligations under the other Loan Documents, the Assignor agrees to indemnify the Agent, the Secured Parties and the other Indemnitees against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees and expenses, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

                  (c) Any amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.6 shall remain operative and in full force and effect regardless of the termination of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document or any investigation made by or on behalf of the Agent or any other Secured Party. All amounts due under this Section 7.6 shall be payable on written demand therefor and shall bear interest at the rate provided for in the Notes in respect of the payment of overdue principal and interest on the Notes.

                  SECTION 7.7. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 7.8. Waivers; Amendment. (a) No failure or delay of the Agent or any other Secured Party in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by the Assignor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Assignor in any case shall entitle the Assignor to any other or further notice or demand in similar or other circumstances.

                  (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into by the Assignor and the Agent, with the prior written consent of the Agent and the holders of the Notes; provided, however, that except as provided herein or in the other Loan Documents, no such agreement shall amend, modify, waive or otherwise adversely affect a Secured Party's rights and interests in any material amount of the Collateral without the prior written consent of such Secured Party.

                  SECTION 7.9. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS
APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.9.

                  SECTION 7.10. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 7.11. Jurisdiction; Consent to Service of Process. (a) The Assignor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Assignor or its properties in the courts of any jurisdiction.

                  (b) The Assignor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.1. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  SECTION 7.12. Termination or Release. (a) This Agreement and the Security Interest shall terminate when all the Obligations have been indefeasibly paid in full in cash and the Lenders shall have no further obligations under the Loan Documents.

                  (a)(b) Upon (i) any sale by the Assignor of any Collateral that is permitted under the Credit Agreement, or (ii) the effectiveness of any written consent to the release of the Security Interest in any Collateral pursuant to the Credit Agreement, the Security Interest in such Collateral (but not the proceeds thereof) shall be automatically released.

                  (c) In connection with any termination or release pursuant to paragraphs (a) or (b) the Agent shall execute and deliver to the Assignor, at the Assignor's expense, all Uniform Commercial Code termination statements, documents in order to terminate any United States Patent and Trademark Office and United States Copyright Office filings and similar documents that the Assignor shall reasonably request to evidence such termination or release. Any execution and delivery of termination statements or documents pursuant to this
Section 7.12 shall be without recourse to or warranty by the Agent.

                  SECTION 7.13. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

                  SECTION 7.14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                    AMERICOLD SERVICES CORPORATION


                                    By:
                                    -------------------------
                                    Name:
                                    Title:



                                    GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership, as Agent

                                    By: Goldman Sachs Real Estate Funding
                                        Corp., its General Partner


                                    By:
                                    ----------------------------
                                    Name:
                                    Title:

                                                                       ANNEX I



                             PERFECTION CERTIFICATE


                  Reference is made to (a) the Credit Agreement dated as of October 30, 1997 (as further amended from time to time, the "Credit Agreement"), among Americold Services Corporation, a Delaware corporation ("Assignor"), Americold Corporation, an Oregon corporation, Vornado Crescent Portland Partnership, a Delaware general partnership (the "Joint Venture"), and Goldman Sachs Mortgage Company, a New York limited partnership, individually and as Agent (the "Agent"), and (b) the Security Agreement, dated as of October 31, 1997 (as amended from time to time, the "Security Agreement"), among the Assignor and the Agent. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Security Agreement, as applicable.

                  Under the Security Agreement, the Assignor is a grantor of a security interest in the Collateral as defined therein.

                  The undersigned, the Financial Officer of the Assignor, hereby certifies to the Agent and each other Secured Party as follows:

                  1.       Names.

                  (a) The exact corporate name of the Assignor under the Security Agreement, as such name appears in its certificate of incorporation, is as follows:

                  (b) Set forth below is each other corporate name the Assignor has had since its organization, together with the date of the relevant change:


Original Corporate Name:

Corporate Name Change:

                  (c) Except as set forth in Schedule 1, the Assignor has not changed its identity or corporate structure in any way within the past five years.

[Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization. If any such change has occurred, include in Schedule 1, as applicable, the information required by Sections 1 and 2 of this certificate as to each acquired or constituent party to a merger or consolidation.]

                  1.1 The following is list of all other names (including trade names or similar appellations) used by the Assignor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties as they relate to the business conducted by the Assignor at any time during the past five years:

                           2.        Current Locations.

                  (a) The chief executive office of the Assignor is located at the following address:

Mailing Address                      County                           State
-------------------------------------------------------------------------------


(b) The following are all locations where the Assignor maintains any books or records relating to any Accounts Receivable:

Mailing Address                        County                           State
-------------------------------------------------------------------------------





                  (c) The following are all the places of business of the Assignor not identified above:

Mailing Address                        County                       State
-------------------------------------------------------------------------------




                  (d) The following are all the locations where the Assignor maintains, any Inventory not identified above:

Mailing Address                   County                              State
-------------------------------------------------------------------------------



(e) The following are the names and addresses of all persons other than the Assignor who have possession of any of the Assignor's Inventory:


                  Name        Mailing         Address        County        State
-------------------------------------------------------------------------------

                  3. Unusual Transactions. All Accounts Receivable have been originated by the Assignor and all Inventory has been acquired by the Assignor in the ordinary course of its business.

                  4. File Search Reports. Attached hereto as Schedule 4(A) are true copies of file search reports from the Uniform Commercial Code filing offices where filings described in Section 5 hereof are to be made. Attached hereto as Schedule 4(B) is a true copy of each financing statement or other filing identified in such file search reports.

                  5. UCC Filings. A duly signed Uniform Commercial Code financing statement (including fixture filings, as applicable) in substantially the form of Schedule 5 hereto has been delivered to the Agent for filing in the Uniform Commercial Code filing office in each jurisdiction identified in Section 2 hereof.

                  6. Schedule of Filings. Attached hereto as Schedule 6 is a schedule setting forth, with respect to the filings described in Section 5 above, each filing office in which such filings are to be made.

                  7. Mortgage Filings. Attached hereto as Schedule 7 is a schedule setting forth, with respect to each of the real properties to be subject to a Mortgage under the Credit Agreement owned by the Assignor, (a) the exact corporate name of the Corporation that owns such property as such name appears in its certificate of incorporation, (b) if different than the name identified pursuant to clause (a), the exact name of the current record owner of such property reflected in the records of the filing office for such property identified pursuant to the following clause and (c) the filing office in which a Mortgage with respect to such property must be filed or recorded in order for the Agent to obtain a perfected lien thereon.

 IN WITNESS WHEREOF, I have hereunto set my hand the ____ day of ________, ____







By:___________________________
Name:
Title: